UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019
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Bottomline Technologies (de), Inc.
(Exact Name of Registrant as Specified in Charter)

Commission file number: 000-25259

Delaware		02-0433294
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

325 Corporate Drive		03801-6808
Portsmouth,	New Hampshire	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $.001 par value per share	EPAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2019, the Leadership Development and Compensation Committee of the Board of Directors (the “Committee”) of Bottomline Technologies (de), Inc. (“our” or the “Company”) reviewed the cash bonus framework for our Chief Executive Officer and approved a revised methodology to better align cash bonus eligibility with the Company’s most important financial and operational goals. Bonuses to our Chief Executive Officer are normally reviewed, approved and paid quarterly. Our Chief Executive Officer’s total annual cash bonus opportunity is currently 120% of base compensation. The Committee retains the discretion to award a higher or lower bonus than the amount that otherwise would be determined under the revised methodology.
Under the methodology adopted by the Committee, 67% of the total cash bonus opportunity will be based upon reported consolidated subscription and transaction revenue growth (measured as a percentage), with growth at or above 20% necessary in order to qualify for 100% of the bonus opportunity and with eligibility for graduated partial bonus payments for revenue growth results between 10% and 20%.
The remaining 33% of the total annual cash bonus opportunity will be determined by the Committee based on our performance against key business objectives, including product development initiatives, growth in annual recurring revenue orders, execution against major customer deliverables, establishing and maintaining strategic customer and partner relationships, recruitment, development and retention of key employee talent and progress against other key strategic initiatives that may be identified from time to time.
This bonus methodology will remain in effect until it is modified by the Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

October 3, 2019	By:	/s/ Eric K. Morgan
Eric K. Morgan
Executive Vice President, Global Controller